UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 6, 2006

Micron Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10658	75-1618004
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way Boise, Idaho 83716-9632
(Address of Principal Executive Offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement.

Voting Agreement

On June 6, 2006, Glenview Capital Management, LLC (“Glenview”) entered into a Voting Agreement with Micron (the “Voting Agreement”), pursuant to which Glenview and certain affiliated individuals and entities agreed to vote all the shares of Lexar common stock over which they had voting authority or control as of such date in favor of the merger. This description of the Voting Agreement is qualified in its entirety by the terms and conditions of the Voting Agreement which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

Micron and Lexar have filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (Registration No. 333-132757) containing the definitive proxy statement/prospectus and other relevant materials regarding the proposed transaction contemplated by the Merger Agreement. Investors and security holders of Lexar are urged to read the prospectus/proxy statement and the other relevant materials which contain important information about Micron, Lexar and the proposed merger. The prospectus/proxy statement and other relevant materials, and any other documents filed by Micron or Lexar with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Micron by contacting Micron Investor Relations, Kipp Bedard, (208) 368-4465. Investors and security holders may obtain free copies of the documents filed with the SEC by Lexar by contacting Lexar Investor Relations, Diane Carlini, (510) 580-5604. Investors and security holders of Lexar are urged to read the prospectus/proxy statement and the other relevant materials before making any voting or investment decision with respect to the proposed merger.

ITEM 9.01             Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibit is furnished with this report on Form 8-K:

2.1                                                         Voting Agreement, dated as of June 6, 2006, by and between Micron Technology, Inc. and Glenview Capital Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: June 7, 2006	By:	/s/ W.G. Stover, Jr.
	Name:	W.G. Stover, Jr.
	Title:	Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Voting Agreement, dated as of June 6, 2006, by and between Micron Technology, Inc. and Glenview Capital Management, LLC